                                                                   EXHIBIT 99.3

                      Letter of Election and Transmittal

                                      to

                         Tender Shares of Common Stock

                                      of

                         Motor Cargo Industries, Inc.
                    Pursuant to the Preliminary Prospectus
                            Dated October 31, 2001

                                      by

                           Union Pacific Corporation




  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
            TIME, ON NOVEMBER 29, 2001, UNLESS THE OFFER IS EXTENDED.


                     The Exchange Agent for the Offer is:

                       WELLS FARGO BANK MINNESOTA, N.A.

                                                                       By Overnight, Hand or
            By Mail:                By Facsimile Transmission:         Express Mail Delivery:

Wells Fargo Bank Minnesota, N.A. Wells Fargo Bank Minnesota, N.A. Wells Fargo Bank Minnesota, N.A.
      Shareowner Services              Shareowner Services              Shareowner Services
  Corporate Action Department      Corporate Action Department      Corporate Action Department
         P.O. Box 64858               (800) 468-9716 (phone)         161 North Concord Exchange
 St. Paul, Minnesota 55164-0858        (651) 450-4163 (fax)       South St. Paul, Minnesota 55075

   Delivery of this Letter of Election and Transmittal to an address other than as set forth above, or transmission of instructions via facsimile to a number other than as set forth above, will not constitute a valid delivery to the Exchange Agent. You must sign this Letter of Election and Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.

   The instructions contained within this Letter of Election and Transmittal should be read carefully before this Letter of Election and Transmittal is completed.


                                          DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)                     Share Certificate(s) and Share(s) Tendered
          (Please Fill in, if blank)                           (Please attach additional signed list, if necessary)
--------------------------------------------------------------------------------------------------------------------
                                                                                      Total Number of
                                                                                     Shares Represented   Number
                                                          Share Certificate               by Share       of Shares
                                                            Number(s)(1)             Certificate(s)(1)  Tendered(2)
                                                          ----------------------------------------------------------
                                                          ----------------------------------------------------------
                                                          ----------------------------------------------------------
                                                          ----------------------------------------------------------
                                                          ----------------------------------------------------------
                                                          ----------------------------------------------------------
                                                          ----------------------------------------------------------
                                                          ----------------------------------------------------------
                                                          ----------------------------------------------------------
                                                          ----------------------------------------------------------
                                                          ----------------------------------------------------------
                                                          Total Shares Tendered
--------------------------------------------------------------------------------------------------------------------
(1)Need not be completed by shareholders who deliver Shares by book-entry transfer ("Book-Entry Shareholders").
(2)Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Exchange Agent will be deemed to have been tendered. See Instruction 4.
[_]Check here if Share Certificates have been lost or mutilated. See Instruction 11.


   The names and addresses of the registered holders of the tendered Shares should be printed, if not already printed above, exactly as they appear on the Share Certificates (as defined below) tendered hereby.

   This Letter of Election and Transmittal is to be used by shareholders of Motor Cargo Industries, Inc. if certificates for Shares (as defined herein) are to be forwarded herewith or, unless an Agent's Message (as defined in "The Offer--Procedure for Tendering and Electing" of the Preliminary Prospectus) is utilized, if delivery of Shares is to be made by book-entry transfer, to an account maintained by the Exchange Agent at the Book-Entry Transfer Facility (as defined in "The Offer--Procedure for Tendering and Electing" of the Preliminary Prospectus and pursuant to the procedures set forth therein).

   Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date (as defined in the Preliminary Prospectus), must tender their Shares according to the guaranteed delivery procedure set forth in "The Offer--Procedure for Tendering and Electing--Guaranteed Delivery" of the Preliminary Prospectus. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility will not constitute delivery to the Exchange Agent.

                                   ELECTION
                        (See Instuctions 2, 12 and 13)

Please list the total number of Shares held by you: ____________________________

  [_]Check here if you are electing to receive cash for your Shares.

  [_]Check here if you are electing to receive Union Pacific Stock for your Shares.

  [_]Check here to exchange        Shares for cash and the remainder for Union
     Pacific Stock.

     Number of Shares tendered: _______________________________________________

--------------------------------------------------------------------------------

                               TENDER OF SHARES

  [_]Check here if tendered Shares are being delivered by book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility and complete the following (only participants in the Book-Entry Transfer Facility may deliver Shares by book-entry transfer):

     Name of Tendering Institution: ____________________________________________

  Account Number: ______________________________________________________________
Transaction Code Number: _______________________________________________________

--------------------------------------------------------------------------------

  [_]Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:

  Name(s)of Registered Holder(s): _____________________________________________

   Window Ticket Number (if any): _____________________________________________

     Date of Execution of Notice of Guaranteed Delivery: ______________________

     Name of Eligible Institution that Guaranteed Delivery: ___________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                   PLEASE READ THE INSTRUCTIONS SET FORTH
             IN THIS LETTER OF ELECTION AND TRANSMITTAL CAREFULLY

   Ladies and Gentlemen:

   The undersigned hereby tenders to Union Pacific Corporation, a Utah corporation ("Union Pacific"), pursuant to Union Pacific's Preliminary Prospectus, dated October 31, 2001 (the "Preliminary Prospectus"), the above-described shares of common stock, no par value (the "Shares"), of Motor Cargo Industries, Inc., a Utah corporation ("Motor Cargo"), pursuant to the offer to exchange all outstanding Shares, for either (i) 0.26 of a share of common stock, par value $2.50 per share, of Union Pacific ("Union Pacific Stock"), (ii) $12.10 in cash, without interest, or (iii) a combination of both, at the election of the holder of each Share and upon the terms and subject to the conditions set forth in the Preliminary Prospectus and this Letter of Election and Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"). Each Motor Cargo shareholder will be able to elect to receive (i) cash for all of his or her Shares, (ii) Union Pacific Stock for all of his or her Shares or (iii) a combination of both for all of his or her Shares. Receipt of the Offer is hereby acknowledged. The undersigned elects to have each of his or her Shares converted pursuant to one or more of the following three election options, in the manner indicated in the "Election" box above:


  .  cash election: the right to receive $12.10 per share in cash;

  .  stock election: the right to 0.26 of a share of Union Pacific Stock; or

  .  a combination of the cash election and the stock election.

   If you fail to properly make an election, you will be deemed to have elected to receive cash and will receive $12.10 for each Share you tender for exchange. In lieu of fractional shares, each tendering shareholder who would otherwise be entitled to a fractional share of Union Pacific Stock will be paid an amount in cash equal to the product obtained by multiplying (A) the fractional share interest such holder would otherwise be entitled to by (B) the closing price for a share of Union Pacific Stock as reported on the New York Composite Transaction Tape on the date Union Pacific accepts Shares for exchange in the Offer.

   Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Union Pacific all right, title and interest in and to all of the Shares that are being tendered hereby, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after October 15, 2001 (collectively, "Distributions") and irrevocably constitutes and appoints Wells Fargo Bank Minnesota, N.A. (the "Exchange Agent") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Union Pacific, (ii) present such Shares (and any and all Distributions) for transfer on the books of Motor Cargo, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

   By executing this Letter of Election and Transmittal, the undersigned hereby irrevocably appoints James R. Young and Carl W. von Bernuth in their respective capacities as officers of Union Pacific, and any individual who shall thereafter succeed to any such office of Union Pacific, and each of them, and any other designees of Union Pacific, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of Motor Cargo's shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Union Pacific. This appointment will be effective if and when, and only to the extent that, Union Pacific accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Union Pacific reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon Union Pacific's acceptance for payment of such Shares, Union Pacific must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Motor Cargo's shareholders.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for payment by Union Pacific, Union Pacific will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Union Pacific to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Union Pacific all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Union Pacific shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Union Pacific in its sole discretion.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

   The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in "The Offer--Procedures for Tendering" in the Preliminary Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Union Pacific upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Agreement and Plan of Merger, dated as of October 15, 2001 (the "Merger Agreement") by and among Motor Cargo, Union Pacific and Motor Merger Co., a Utah corporation and a wholly-owned subsidiary of Union Pacific ("Merger Subsidiary"), the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Election and Transmittal. The undersigned recognizes that under certain circumstances set forth in the Preliminary Prospectus, Union Pacific may not be required to accept for payment any of the Shares tendered hereby.

   Unless otherwise indicated under "Special Payment Instructions," please issue any certificates for the Shares not tendered or accepted for payment and/or the Union Pacific Stock and/or the check for the purchase price of all of the Shares exchanged in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates for the Shares not tendered or not accepted for payment and/or the Union Pacific Stock and/or the check for the purchase price of all of the Shares exchanged (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please return any certificates evidencing Shares not tendered or not accepted for payment and/or issue the Union Pacific Stock and/or the check for the purchase price of all Shares exchanged (and any accompanying documents, as appropriate) in the name(s) of, and return any such certificates and/or deliver such Union Pacific Stock and/or check (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Union Pacific has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Union Pacific does not accept for payment any of the Shares so tendered.

-----------------------------------------------------------  -------------------------------------------------------
              SPECIAL PAYMENT INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
            (See Instructions 1, 5, 6 and 7)                           (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if certificates representing            To be completed ONLY if certificates representing
Shares not tendered or accepted for payment and/or the       Shares not tendered or accepted for payment and/or
Union Pacific Stock and/or the check for the purchase        the Union Pacific Stock and/or the check for the
price of Shares accepted for payment are to be issued in     purchase price of Shares accepted for payment are to
the name of someone other than the undersigned.              be sent to someone other than the undersigned or to
                                                             the undersigned at an address other than that shown
Issue:[_] Check and/or                                       under "Description of Shares Tendered."
      [_] Certificates to:
                                                             Mail:[_] Check and/or
Name______________________________________________________        [_] Certificate(s) to:
                     (Please Print)
                                                             Name___________________________________________________
Address___________________________________________________                      (Please Print)

__________________________________________________________   Address________________________________________________
                   (Include Zip Code)

                                                             _______________________________________________________
                                                                              (Include Zip Code)
__________________________________________________________
     (Tax Identification or Social Security Number)
       (Also complete Substitute Form W-9 below)


-----------------------------------------------------------  -------------------------------------------------------

                                   IMPORTANT
                            SHAREHOLDER: SIGN HERE
             (Please Complete Substitute Form W-9 Included Herein)

_______________________________________________________________________________

_______________________________________________________________________________
                          (Signature(s) of Owner(s))

Name(s) _______________________________________________________________________

     __________________________________________________________________________

Capacity (Full Title) _________________________________________________________
                              (See Instructions)
Address _______________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number ________________________________________________

Taxpayer Identification or Social Security Number _____________________________
                           (See substitute Form W-9)

Dated: __________________________________________________________________, 2001

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                    (If required--See Instructions 1 and 5)

Authorized Signature(s) _______________________________________________________

Name __________________________________________________________________________

Name of Firm __________________________________________________________________

Address _______________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number ________________________________________________

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Election and Transmittal (a) if this Letter of Election and Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Election and Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Election and Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   2. Requirements of Tender. This Letter of Election and Transmittal is to be completed by shareholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in "The Offer--Procedure for Tendering and Electing" in the Preliminary Prospectus. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Exchange Agent's account at the Book-Entry Transfer Facility, as well as this Letter of Election and Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Election and Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date (as defined in the Preliminary Prospectus). Shareholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Offer--Procedure for Tendering and Electing--Guaranteed Delivery" in the Preliminary Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Union Pacific, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with the Letter of Election and Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Election and Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Exchange Agent, a properly completed and duly executed Letter of Election and Transmittal must accompany each such delivery.

   The method of delivery of this Letter of Election and Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering shareholder and the delivery will be deemed made only when actually received by the Exchange Agent (including, in the case of book-entry transfer, receipt of a book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be exchanged. All tendering shareholders, by execution of this Letter of Election and Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all of the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Election and Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Exchange Agent will be deemed to have been tendered unless indicated.

   5. Signatures on Letter of Election and Transmittal, Stock Powers and Endorsements. If this Letter of Election and Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Election and Transmittal.

   If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal as there are different registrations.

   If this Letter of Election and Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Union Pacific of the authority of such person so to act must be submitted. If this Letter of Election and Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Union Pacific or Motor Cargo will pay all stock transfer taxes with respect to the transfer and sale of any Shares to Union Pacific or its order pursuant to the Offer. If, however, payment of the cash is to be made to, and/or the certificate for shares of Union Pacific Stock are to be registered in the name of, and/or if certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Election and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares exchanged unless evidence satisfactory to Union Pacific of the payment of such taxes, or exemption therefrom, is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the Shares tendered hereby.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or the Union Pacific Stock and/or certificates for Shares not tendered or not accepted for payment are to be issued to, a person other than the signer of this Letter of Election and Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Election and Transmittal or to an address other than that shown in this Letter of Election and Transmittal, the appropriate boxes on this Letter of Election and Transmittal must be completed.

   8. Substitute Form W-9. A tendering shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax or, alternatively, to establish another basis for exemption from backup withholding. If a tendering shareholder is subject to backup withholding, the shareholder must cross out Item (2) of Part 3 of the Certification Box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty imposed by the Internal Revenue Service and to federal income tax backup withholding at the applicable federal withholding rate of any payments made to the shareholder or other payee, but such withholdings will be refunded if the tendering shareholder provides a TIN within 60 days.

   Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Exchange Agent, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

   9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Preliminary Prospectus, this Letter of Election and Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8 and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the addresses and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

   10. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement, Union Pacific reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

   11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify Zions First National Bank in its capacity as transfer agent for the Shares (toll-free telephone number: (888) 416-5176). The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Election and Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

   12. Revocation or Change of Election. An election is irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. After an effective withdrawal you may change your election by submitting to the Exchange Agent a completed replacement of this document and any other documents required by the Offer for properly tendering Shares prior to the Expiration Date.

   13. Election Procedure. To properly complete the "Election" box you must indicate the number of Shares owned by you and whether, with respect to such Shares, you are electing to receive cash, stock, or a combination of both and your name and address must be set forth in the column under the heading "Name(s) and Address(es) of Registered Holder(s)" and either (i) the number of each Share Certificate that you are surrendering with this document must be written in the column under the heading "Share Certificate Number(s)" or (ii) if you are using the guarantee of delivery procedures, the number of Shares represented by your stock certificates to be delivered pursuant to such procedures must be written in the column under the heading "Total Number of Shares Represented by Certificate(s)." If you fail to properly make an election, you will be deemed to have elected to receive cash and will receive $12.10 for each Share you tender for exchange.

   Important: This Letter of Election and Transmittal (or a manually signed facsimile hereof) together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Exchange Agent prior to the Expiration Date and either certificates for tendered Shares must be received by the Exchange Agent or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

                           IMPORTANT TAX INFORMATION

   Under the federal income tax law, unless an exemption applies, a shareholder whose tendered Shares are accepted for payment is required to provide the Exchange Agent with such shareholder's correct TIN on the Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's Social Security Number. If a tendering shareholder is subject to backup withholding, such shareholder must cross out Item (2) of Part 3 on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding at the fourth lowest rate of tax applicable to unmarried individuals (currently 30.5%, effective until December 31, 2001) (the "Withholding Rate").

   Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate and properly completed IRS Form W-8, attesting to that individual's exempt status. Such a Form W-8 may be obtained from the Exchange Agent. Exempt shareholders, other than foreign individuals, should furnish their TIN, write "Exempt" in Part 2 of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Exchange Agent is required to withhold a percentage of any reportable payments made to the shareholder at the Withholding Rate. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a shareholder with respect to Shares exchanged pursuant to the Offer, the shareholder is required to notify the Exchange Agent of such shareholder's correct TIN (or the TIN of another payee) by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN).

What Number to Give the Exchange Agent

   The shareholder is required to give the Exchange Agent the TIN (e.g., Social Security Number or Employer Identification Number) of the record holder of the Shares. If the Shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should check the box in Part 1(b) and sign, date and return the Substitute Form W-9. If the box in Part 1(b) is checked, the Exchange Agent will withhold from the reportable payments made to the shareholder at the Withholding Rate, but such withholdings will be refunded if the tendering shareholder provides a TIN within 60 days.

                PAYER'S NAME: WELLS FARGO BANK MINNESOTA, N.A.


SUBSTITUTE                   Name _________________________________________________________________________________
Form W-9
Department of the Treasury   Address ______________________________________________________________________________
Internal Revenue Service                                      (Number and Street)

Payer's Request for Taxpayer ______________________________________________________________________________________
Identification Number (TIN)  (City)         (State)        (Zip Code)

                             --------------------------------------------------------------------------------------
                             Part 1(a)--PLEASE PROVIDE YOUR                           TIN
                             TIN IN THE BOX AT RIGHT AND
                             CERTIFY BY SIGNING AND DATING          _____________________________________
                             BELOW.                                       (Social Security Number or
                                                                        Employer Identification Number)
                             --------------------------------------------------------------------------------------
                             Part 1(b)--PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE
                                              APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR
                                              TIN [_]
                             --------------------------------------------------------------------------------------
                             Part 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE
                                        WRITE "EXEMPT" HERE (SEE INSTRUCTIONS)
                             --------------------------------------------------------------------------------------
                             Part 3--CERTIFICATION--Under penalties of perjury, I certify that: (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration
                             Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage of all reportable payments made to me will be withheld);
                             (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service
                             ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including U.S. resident alien).

                             Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

                             SIGNATURE _____________________________________

                             DATE __________________________________________


   You must complete the following certificate if you checked the box in Part 1(b) of the Substitute Form W-9 indicating you have applied for, and are awaiting receipt of, your TIN.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Payor by the time of payment, a percentage of all reportable payments made to me pursuant to this Offer will be withheld at the Withholding Rate .

  __________________________________________________     ______________________
                     Signature                                    Date

Note: Failure to complete and return this form may result in backup withholding at the applicable federal Withholding Rate of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

   Manually signed facsimile copies of the Letter of Election and Transmittal will be accepted. The Letter of Election and Transmittal, Share Certificates for Shares and any other required documents should be sent or delivered by each shareholder of Motor Cargo or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the exchange agent at one of its addresses set forth on the first page.

   Questions and requests for assistance or for additional copies of the Preliminary Prospectus, the Letter of Election and Transmittal, the Notice of Guaranteed Delivery and other exchange offer materials may be directed to the Information Agent at the telephone numbers and location listed below, and will be furnished promptly at Union Pacific's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                           [LOGO] MORROW & CO., INC.
                          445 Park Avenue, 5th Floor
                           New York, New York 10022
                         Call Collect: (212) 754-8000
                Banks and Brokerage Firms Call: (800) 654-2468
                   Stockholders Please Call: (800) 607-0088